SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 26, 2004
                                                 (April 22, 2004)


                           Loehmann's Holdings Inc.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


           000-31787                                   13-4129380
    (Commission File Number)                 (IRS Employer Identification No.)


     2500 Halsey Street, Bronx, NY                          10461
(Address of Principal Executive Offices)                  (Zip Code)


      Registrant's telephone number, including area code: (718) 409-2000


                                Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On April 22, 2004, Loehmann's Holdings Inc. (the "Company"), a Delaware corporation, Designer Apparel Holding Company, a Delaware corporation ("Parent"), and DAH Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Sub"), entered into an Agreement and Plan of Merger, dated as of April 22, 2004 (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated by reference herein.

         Pursuant to the Merger Agreement, following the satisfaction of certain conditions, including the approval of the Merger (as defined below) by stockholders of the Company representing a majority of the outstanding shares of common stock, par value $.01 per share, of the Company (collectively, the "Shares") entitled to vote, Sub will be merged with and into the Company (the "Merger") with the Company being the surviving corporation. In the Merger the stockholders of the Company will be entitled to receive, for each outstanding Share, $23.00 per Share without interest thereon. After consummation of the Merger, the Shares will no longer be traded on the Nasdaq National Market or any other securities exchange and the Company will become a privately-held company.

         On April 23, 2004, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

         On April 22, 2004, Parent entered into a Voting Agreement with Alpine Associates, A Limited Partnership, Alpine Partners, L.P., Alpine Associates Offshore Fund Ltd. and Palisades Partners, L.P., collectively the beneficial owners of approximately 32.7% of the outstanding Shares, a copy of which is attached hereto as Exhibit 99.2 and the terms of which are incorporated by reference herein.

         On April 22, 2004, the Company entered into new Employment Agreements with each of Robert N. Friedman and Robert Glass which will be effective upon consummation of the Merger, copies of which are attached hereto as Exhibits
99.3 and 99.4, respectively, and the terms of which are incorporated by reference herein.

         On April 22, 2004, the Company entered into Agreements as to Surrender and Cancellation of Options with each of Robert N. Friedman and Robert Glass which will be affective upon consummation of the Marger, copies of which are attached hereto as Exhibits 99.5 and 99.6, respectively, and the terms of which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - (b) Not applicable

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of April 22, 2004, by and among Loehmann's Holdings Inc., Designer Apparel Holding Company and DAH Merger Corporation.

99.1 Text of press release dated April 23, 2004, issued by Loehmann's Holdings Inc.

99.2 Voting Agreement, dated as of April 22, 2004, between Designer Apparel Holding Company, Alpine Associates, A Limited Partnership, Alpine Partners, L.P., Alpine Associates Offshore Fund Ltd. and Palisades Partners, L.P.

99.3 Employment Agreement, dated as of April 22, 2004, between Loehmann's Holdings Inc. and Robert N. Friedman.

99.4 Employment Agreement, dated as of April 22, 2004, between Loehmann's Holdings Inc. and Robert Glass.

99.5 Agreement as to Surrender and Cancellation of Options, dated as of April 22, 2004, between Loehmann's Holdings Inc. and Robert N. Friedman.

99.6 Agreement as to Surrender and Cancellation of Options, dated as of April 22, 2004, between Loehmann's Holdings Inc. and Robert Glass.


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 26, 2004
                                           LOEHMANN'S HOLDINGS INC.


                                           By:  /s/ Robert Glass
                                                -----------------------------
                                                Name:  Robert Glass
                                                Title: Chief Operating Officer,
                                                       Chief Financial Officer
                                                       and Secretary